First Quarter 2017 FIRST QUARTER 2017 RESULTS May 2, 2017

First Quarter 20172 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We also provide a reconciliation to show the impacts associated with certain regulatory adjustments. We believe on-going earnings and these adjustments included in the reconciliation provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

First Quarter 20173 Gross Margin(1) $0.06 ON-GOING EPS VARIANCES 1ST QUARTER 2017 VS. 1ST QUARTER 2016 Other, net $0.01 D&A $(0.04) O&M(1) $0.11 1Q 2016 1Q 2017 $0.04 $0.21 (1) Excludes costs and offsetting operating revenues, associated with renewable energy (excluding AZ Sun) and demand side management programs. See non-GAAP reconciliation. Gross Margin Weather $ 0.03 Sales $ (0.04) LFCR $ 0.04 Other $ 0.03 Interest, net of AFUDC $(0.02) Effective Tax Rate $0.05

First Quarter 20174 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in financial services Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0% 5% 10% 15% 20% 25% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Nonresidential Building Vacancy – Metro Phoenix Vacancy Rate Office Retail Industrial Q1

First Quarter 2017 APPENDIX

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan		Jun 1		
2018 RES Implementation Plan for Reset of Renewable Energy Adjustor			Jul 1	
APS Rate Case **E-01345A-16-0036**	--------------- *See Slide 7* ---------------			
Resource Planning and Procurement **E-00000V-15-0094**		April 10: Final 2017 IRP		Oct 1: Staff Report Due
Reducing System Peak Demand Costs **E-00000J-16-0257**	--------------- *TBD* ---------------			
Review, Modernization and Expansion of Arizona Renewable Energy Standards **E-00000Q-16-0289**		Jun 7: Workshop		
Investigation Concerning the Future of the Navajo Generating Station **E-00000C-17-0039**	--------------- *TBD* ---------------			
ACC Open Meetings	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – End of Q2			

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First Quarter 20177 APS RATE CASE Procedural Schedule File Settlement Agreement Direct Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Rebuttal Testimony in Support of/in Opposition to the Settlement Agreement (All Parties) Hearing Commencement Date March 27, 2017 April 3, 2017 April 17, 2017 April 24, 2017 • Filed June 1, 2016 • Docket Number: E-01345A-16-0036 • Additional details, including filing, can be found at http://www.azenergyfuture.com/rate-review/

First Quarter 20178 2017 PROPOSED RATE CASE SETTLEMENT Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months

First Quarter 20179 2017 PROPOSED RATE CASE SETTLEMENT Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increase cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service of 3:00 pm – 8:00 pm weekdays • After May 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one AZ Sun II • Proposed new program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC

First Quarter 201710 2017 ON-GOING EARNINGS KEY DRIVERS • EPS guidance issuance pending timing and outcome of APS rate case • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume growth about 0.0-1.0% after customer conservation and energy efficiency and distributed renewable generation • Transmission rate increase • Operations and maintenance - Planned outages (e.g. Four Corners SCRs) • Depreciation and amortization - Higher plant balances • Interest rates • Higher AFUDC, driven by higher CWIP balances

FINANCIAL OUTLOOK

Key Factors & Assumptions as of May 2, 2017

Gross Margin – Customer Growth and Weather (2017-2019)

Assumption	Impact
Retail customer growth	• Projected to average in the range of about 2-3% • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

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First Quarter 201712 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $8.3 $1.4 $1.8 2015 2016* 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Rate Base Projected Most Recent Rate Decisions ACC As Filed 6/1/2016 FERC Rate Effective Date 7/1/2017 6/1/2016 Test Year Ended 12/31/20151 12/31/2015 Rate Base $6.8B $1.4B Equity Layer 56% 56% Allowed ROE 10.5% 10.75% 1 Adjusted to include post test-year plant in service through 6/30/2017 83% 17% Generation & Distribution Transmission *2016 rate base pending update following FERC Form 1 filing Rate base $ in billions, rounded

First Quarter 201713 $221 $223 $281 $217 $79 $237 $119 $8 $220 $197 $100 $41 $102 $4 $17 $16 $127 $207 $136 $152 $388 $398 $415 $491 $87 $71 $71 $84 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,139 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in First Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

First Quarter 201714 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

First Quarter 201715 Credit Ratings • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • Currently expect up to $600 million of long-term debt issuance from two transactions, one at PNW (including refinancing of its $125 million term loan) and one at APS We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

First Quarter 201716 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 760 1,268 1,003 1,293 1,415 1,374 2,051 1,644 1,489 1,348 1,5471,616 1,809 2,182 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of March 31, 2017 approximately 58,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 445 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 34 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions Q1

First Quarter 201717 (4) 13 (17) 4 2 $(20) $(15) $(10) $(5) $0 $5 $10 $15 Q1 Q2 Q3 Q4 Q1 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions All periods recalculated to current 10-year rolling average (2005-2014) 2016 $(4) Million 2017 $2 Million

First Quarter 201718 8 4 7 6 5 12 15 18 13 12 $0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy and demand side management programs are partially offset by comparable revenue amounts Pretax Millions 2016 $83 Million 2017 $17 Million

First Quarter 201719 NON-GAAP MEASURE RECONCILIATION $ millions pretax, except per share amounts 2017 2016 Operating revenues* 677$ 677$ Fuel and purchased power expenses* (212) (221) Gross margin 465 456 0.05$ Adjustments: Renewable energy (excluding AZ Sun) and demand side management programs (13) (15) 0.01 Adjusted gross margin 452$ 441$ 0.06$ Operations and maintenance* 220$ 243$ 0.12$ Adjustments: Renewable energy and demand side management programs (17) (20) (0.01) Adjusted operations and maintenance 203$ 223$ 0.11$ * Line items from Consolidated Statements of Income Three Months Ended March 31, EPS Impact

CONSOLIDATED STATISTICS

	3 Months Ended March 31, 2017	2016	Incr (Decr)
ELECTRIC OPERATING REVENUES (Dollars in Millions)			
Retail			
Residential	$ 302	$ 299	$ 3
Business	337	341	(4)
Total Retail	639	640	(1)
Sales for Resale (Wholesale)	24	20	4
Transmission for Others	10	8	2
Other Miscellaneous Services	4	9	(5)
Total Electric Operating Revenues	$ 677	$ 677	$ -
ELECTRIC SALES (GWH)			
Retail			
Residential	2,457	2,509	(52)
Business	3,261	3,312	(51)
Total Retail	5,718	5,821	(103)
Sales for Resale (Wholesale)	1,074	995	79
Total Electric Sales	6,792	6,816	(24)
RETAIL SALES (GWH) - WEATHER NORMALIZED			
Residential	2,454	2,601	(147)
Business	3,245	3,292	(47)
Total Retail Sales	5,699	5,893	(194)
Retail sales (GWH) (% over prior year)	(3.3)%		
AVERAGE ELECTRIC CUSTOMERS			
Retail Customers			
Residential	1,079,381	1,063,751	15,630
Business	132,520	131,162	1,358
Total Retail	1,211,901	1,194,913	16,988
Wholesale Customers	45	44	1
Total Customers	1,211,946	1,194,957	16,989
Total Customer Growth (% over prior year)	1.4%		
RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)			
Residential	2,273	2,445	(172)
Business	24,489	25,097	(608)

	3 Months Ended March 31, 2017	2016	Incr (Decr)
WEATHER INDICATORS - RESIDENTIAL			
Actual			
Cooling Degree-Days	-	-	-
Heating Degree-Days	436	396	40
Average Humidity	-	-	-
10-Year Averages (2005 - 2014)			
Cooling Degree-Days	-	-	-
Heating Degree-Days	482	482	-
Average Humidity	-	-	-
ENERGY SOURCES (GWH)			
Generation Production			
Nuclear	2,512	2,545	(33)
Coal	2,134	1,302	832
Gas, Oil and Other	1,118	1,758	(640)
Renewables	99	111	(12)
Total Generation Production	5,863	5,716	147
Purchased Power			
Conventional	593	647	(54)
Resales	204	78	126
Renewables	482	437	45
Total Purchased Power	1,278	1,162	116
Total Energy Sources	7,141	6,878	263
POWER PLANT PERFORMANCE			
Capacity Factors - Owned			
Nuclear	102%	101%	1%
Coal	59%	35%	24%
Gas, Oil and Other	16%	25%	(9)%
Solar	24%	30%	(6)%
System Average	44%	42%	2%

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